UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2007

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 17, 2007, our Board of Directors unanimously approved an amendment to Article V, Section 1 of our Amended and Restated Bylaws (the “Bylaws”). The purpose of the amendment is to clarify that our Board of Directors has the power and authority to issue shares of our capital stock in uncertificated form in accordance with Maryland law. The above summary is qualified in its entirety by reference to the full text of (i) our Bylaws as filed with the Securities and Exchange Commission on Amendment No. 3 to Form S-11 (No. 333-15553) and (ii) Amendment No. 1 to our Bylaws, a copy of which is attached to this report as Exhibit 3(ii).1. The full text of each of these documents is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(d)	Exhibits.

3(ii).1	Amendment No. 1 to Amended and Restated Bylaws of the Registrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: May 18, 2007
	By:	/s/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Description
3(ii).1*	Amendment No. 1 to Amended and Restated Bylaws of the Registrant

*	Filed herewith.

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